CEDAR CREEK MINES LTD.

Private Placement Subscription Agreement for Non-U.S. Residents

Purchaser Information	Name: GUY MATTEO BRUSCIANO (the "**Purchaser**")	
	Address: #200-4170 STILL CREEK DRIVE	SIN / Passport / Tax ID #: DL 2088159
	City: BURNABY	Province: B.C.
	Country: CANADA	Postal Code: V5C 6C6
	Telephone: 604-320-7877	Date: SEPT 03/08

Delivery Information	Name:	Delivery Information As Above ☒
	Address:	
	City:	Province / State:
	Country:	Postal / Zip Code:

Payment Information	Payment Method:	Wire Transfer ☐ Check / Bank Draft / Money Order ☒ Services ☐	
	Number of Shares Purchased:	20,000 x US $0.25 =	$5,000.00
		(the "**Shares**")	Subscription Price
	Signature of Purchaser:		

* Please make cheques payable to Cedar Creek Mines Ltd.

These securities have not been registered under the Securities Act of 1933 (the "**U.S. Securities Act**") and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

The foregoing Subscription is accepted for and on behalf of Cedar Creek Mines Ltd.

By: ________________ Date: SEPT 04/08

Guy Brusciano, President

1. Purchase and Sale of Shares

1.1 The Purchaser subscribes for and agrees to purchase common shares (the "**Shares**") of Cedar Creek Mines Ltd. (the "**Issuer**"), a Delaware corporation, in the amount set out above, to be recorded in the name of the Purchaser at the address set out above.

2. Acknowledgements, Representations and Warranties of the Purchaser

2.1 The Purchaser acknowledges, represents and warrants as of the date of this Agreement that the Purchaser is (check at least one):

- ☒ a director, officer, controlling shareholder or founder of the Issuer;

- ☐ a close personal friend or close business associate of a director, executive officer, controlling shareholder or founder of the Issuer;

  Length of Relationship: ____________________

  Details of Relationship (attach additional sheets if necessary):

  ____

- ☐ a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or controlling shareholder of the Issuer;

- ☐ a parent, grandparent, brother, sister, or child of a spouse of a director, executive officer, founder or controlling shareholder of the Issuer;

- ☐ a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described above in this section;

  Length of Relationship: ____________________

  Details of Relationship (attach additional sheets if necessary):

  ____

- ☐ a person or entity that qualifies as an "accredited investor" as that term is defined in Canadian National Instrument 45-106 because he or she possesses:
  - either alone or with a spouse, net assets of at least $5,000,000
  - an annual net income before taxes of more than $200,000 (or $300,000 together with a spouse) in each of the last 2 calendar years, and who reasonably expects to exceed that net income level this year
  - either alone or with a spouse, net financial assets exceeding $1,000,000;

☐ a person or entity that otherwise qualifies as an "accredited investor" as that term is defined in Canadian National Instrument 45-106; or

☐ is investing a minimum amount of $150,000, paid in cash.

2.2 If the Purchaser is a corporation, the Purchaser acknowledges, represents and warrants as of the date of this Agreement that the following information is true (attach additional sheets if necessary):

Person or persons with sole or joint voting and investment control of the Purchaser:

____

List of all Directors of the Purchaser:

____

List of all Officers of the Purchaser and their titles:

____

List of all majority shareholders of the Purchaser (20% or greater):

____

2.3 The Purchaser acknowledges, represents and warrants as of the date of this Agreement that no oral representations or oral information furnished to the Purchaser or relied upon by the Purchaser in connection with the Purchaser's purchase of the Shares were in any way inconsistent with the written material provided by the Issuer, and that no information furnished by the Issuer constitutes investment, accounting, legal or tax advice. The Purchaser further acknowledges, represents and warrants that it is relying solely upon itself and its professional advisors, if any, for such advice.

2.4 The Purchaser agrees that the acknowledgements, representations, warranties of the Purchaser contained herein will survive the Closing (as defined below).

2.5 The Purchaser certifies that:

(a) the Purchaser is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person; or

(b) the Purchaser is a U.S. person who is purchasing the Shares in a transaction that does not require registration under the U.S. Securities Act.

2.6 The Purchaser agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the U.S. Securities Act.

3. Acknowledgements, Representations and Warranties of the Issuer

3.1 The Issuer acknowledges, represents and warrants as of the date of this Agreement that the Shares, when issued, will be fully paid and non-assessable shares of the Issuer and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the resale restrictions under applicable securities laws.

4. Registration and Restriction of the Shares

4.1 No Registration. The Purchaser acknowledges and understands that the Shares have not been registered under the U.S. Securities Act or any other securities laws, are not qualified for resale in the U.S., and that the Shares must be held indefinitely unless subsequently registered under the U.S. Securities Act or an exemption from such registration is available.

4.2 Restrictions on Transfer. The Issuer shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration.

The Purchaser acknowledges that the Shares will be subject to a number of resale restrictions in Canada including a restriction on trading, and until the restriction on trading expires the Purchaser will not be able to trade the Shares unless the Purchaser complies with an exemption from the prospectus and registration requirements under securities legislation.

4.3 Legend. The Purchaser acknowledges and understands that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

"The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Securities Act."

The Purchaser hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Agreement.

4.4 Additional Restrictions. The Purchaser agrees that it shall not sell or otherwise dispose of any of the Shares at a price lower than $3.25 per share for a period of twenty-four (24) months from the date of this Agreement, except as follows:

(a) during the first twelve (12) months, the Purchaser may sell or otherwise dispose of five (5) percent of the Shares at any price; and

(b) during the second twelve (12) months, the Purchaser may sell or otherwise dispose of an additional five (5) percent of the Shares at any price.

5. Closing

5.1 The Issuer will confirm whether or not the Agreement is acceptable, whereupon the Issuer will deliver to the Purchaser a signed copy of this Agreement (the "Closing") and shall deliver within one year a certificate representing the Shares, registered in the name of the Purchaser.

6. Withdrawal of Subscription

6.1 The Purchaser has a two day cancellation right and may cancel this Agreement by sending notice to the Issuer by midnight on the second business day after the Purchaser signs this Agreement.

7. Miscellaneous

7.1 The Purchaser acknowledges that at present the Issuer is not a reporting issuer in any jurisdiction in Canada.

7.2 Except as expressly provided in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Issuer, by the Purchaser or by anyone else.

7.3 This Agreement may only be amended with the express written consent of each of the parties hereto.

7.4 This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective successors and permitted assigns.

7.5 All references to currency in this Agreement are to U.S. dollars.